Exhibit 6
LUCKY STRIKE PORTFOLIO
LEGEND PROPERTY #5

QUITCLAIM DEED

FOR MINING CLAIMS/SITES IN OREGON

Oregon Belle Holdings, Inc., with a business address at 2355 Evan Way, Central Point, Oregon, 97502 for consideration paid, assigns, conveys, and quitclaims to:

Q Lotus Inc., a Nevada Corporation, with a business address at 500 N Dearborn, Unit 605, Chicago, IL, 60654

The following mining claims/sites in Jackson County, Oregon:

Claim/Site Name	BLM Serial Number
Lucky Strike #3	ORMC 14005
Lucky Strike #4	ORMC 14006
New Lucky Strike #1	ORMC 147 951
New Lucky Strike #2	ORMC 147 952
New Lucky Strike #5	ORMC 147 953
New Lindaglenn	ORMC 147 954

WITNESS this 23rd  day of April , 2010.

  /S/ Linda Hata                                                                               Linda Hata
Linda Hata                                                                                                                      (print name)

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Acknowledgement for Persons
State of Oregon                                )
Jackson County                                )
  The foregoing instrument was acknowledged before me this 23rd  day of April , 2010.

By                                                                  Linda Hata (Name(s) of Person(s) Acknowledging)

My commission expires:  April 18, 2011
  /S/      Linda Hata
(seal)                                                                                 Notary Public

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Acknowledgement for Corporation
State of Oregon                                )
Jackson County                                )
  The foregoing instrument was acknowledged before me this 23rd  day of April , 2010.

By                                                       Linda Hata (Name of Officer) , President (Title) of Oregon Belle Holdings Inc (Name of corporation) , a Oregon (State of Incorporation) corporation, on behalf of said corporation.

My commission expires:
  /S/   Linda Hata
(seal)                                                                                 Notary Public

ALS Laboratory Group
2103 Dollarton Highway
North Vancouver, BC
V7H 0A7, Canada

February 23, 2010

Oregon Belle Holdings Inc.
2355 Evan Way
Central Point, OR
97502. USA

Oregon Belle Holdings Inc. submitted two shipments of samples to ALS Minerals Reno for gold and multi-element analysis in July 2009 (work orders RE09071191 and RE09064931). Work order RE09071191 contained two samples reporting 0.608 ppm [Ed. Note: this sample taken from 1890 tailings pile] and 164.5 ppm Au and RE09064931 contained one sample reporting 176.5 ppm Au. The analysis conducted for these work orders consisted of a 30 gram gold fire assay fusion with Atomic Absorption finish (Au-AA23) along with multi-element analysis by four acid digestion and lithium metaborate fusion with Inductively Coupled Plasma finish (ME-ICP61 and ME-MS81). The gold over limit analysis was 30 gram fire assay fusion with gravimetric finish (AuGRA21). [Ed. Note: $1140.20/ounce on 3/3/10, the value of the current 100 acres is $2.28B. The claims are ORMC 14005, ORMC 14006, ORMC 147951, ORMC 147952 and ORMC 147953.]

The gold analysis was completed at our Reno Laboratory which specializes in the preparation of geological materials and analysis for gold using fire assay, Atomic Absorption Spectroscopy (AAS) and gravimetric techniques. The multi-element analyses were completed at our North Vancouver Laboratory. Both facilities have Quality Systems that comply with the requirements of ISO 9001:2008.

At the time the gold analysis was completed, our Reno Laboratory had completed all requirements, including an on-site technical audit and proficiency tests, for ISO 17025:2005 accreditation from the Standards Council of Canada under CAN-P-1579 “Guidelines for Accreditation of Mineral Analysis Testing Laboratories.” Prior to completing these requirements the Reno facility had incorporated the same standard operating procedures as our North Vancouver facility which was accredited to ISO 17025 in 2005 for gold and multi-element methods. Reno was granted formal accreditation on December 23, 2009.

Data integrity and quality within all ALS laboratories is paramount. The consistent quality systems within our Reno and North Vancouver laboratories have been designed to provide consistent, reliable, and accurate analytical results.

If you have any questions, please feel free to contact me at any time.

Sincerely,

/S/ Erin Miller

Erin Miller
Interim Quality Systems Manager – North

Standards Council of Canada
200-270, rue Albert St.
Ottawa, ON (Canada)
K1P 6N7
613 238 3222
info@scc.ca
www.scc.ca

SCOPE OF ACCREDITATION

ALS USA Inc.

ALS LABORATORY GROUP - MINERALS DIVISION - ALS CHEMEX

4977 Energy Way

Reno, NV

89502

Accredited Laboratory No. 660
(Conforms with requirements of CAN-P-1579 , CAN-P-4E (ISO/IEC 17025:2005))

CONTACT:                                                Ms. Michele Ramshaw

TEL:                                            (604) 984-0221

FAX:                                            (604) 984-0218

EMAIL:                                            michele.ramshaw@alschemex.com

CLIENTS SERVED:                                                Mining, Exploration and other interested parties

FIELDS OF TESTING:                                                Chemical/Physical

PROGRAM SPECIALTY AREA:                                                                           Mineral Analysis

ISSUED ON:                                                2009-12-23

VALID TO:                                                2013-12-23

METALLIC ORES AND PRODUCTS
Mineral Analysis Testing

Mineral Assaying

Au-AADetermination of Au by Lead Collection Fire Assay
 and Atomic Absorption Spectrometry

Notes:

CAN-P-1579 - Guidelines for the Accreditation of Mineral Analysis Testing Laboratories

The approved and most recent version of this document can be viewed on the SCC website at http://palcan.scc.ca/SpecsSearch/GLSearchForm.do Page 1 of 2

Standards Council of Canada Accredited Laboratory No.

CAN-P-4E (ISO/IEC 17025): General Requirements for the Competence of Testing and Calibration Laboratories (ISO/IEC 17025-2005)

S. Cross, Director, Conformity Assessment

Date: 2009-12-23

Number of Scope Listings: 1
SCC 1003-15/820
Partner File #0
Partner:

The approved and most recent version of this document can be viewed on the SCC website at http://palcan.scc.ca/SpecsSearch/GLSearchForm.do Page 2 of 2
Standards Council of Canada
200-270, rue Albert St.
Ottawa, ON (Canada)
K1P 6N7
613 238 3222
info@scc.ca
www.scc.ca

SCOPE OF ACCREDITATION

ALS Canada Ltd.

ALS LABORATORY GROUP - MINERALS DIVISION - ALS CHEMEX

2103 Dollarton Hwy

North Vancouver, BC

V7H 0A7

Accredited Laboratory No. 579

(Conforms with requirements of CAN-P-1579 , CAN-P-4E (ISO/IEC 17025:2005))

CONTACT: Michele Ramshaw

TEL: (604) 984-0221

FAX: (604) 984-0218

EMAIL:michele.ramshaw@alschemex.com

URL: www.alschemex.com

CLIENTS SERVED:Mining, Exploration and other interested parties

FIELDS OF TESTING:Chemical/Physical

PROGRAM SPECIALTY Mineral Analysis AREA:

ISSUED ON: 2009-08-31

VALID TO: 2013-05-18

METALLIC ORES AND PRODUCTS Mineral Analysis Testing

Mineral Assaying

AA45Ag, Cu, Pb and Zn - Determination of Base Metals
Using AAS Following an Aqua Regia Digestion

AA46	Ag, Cu, Pb, Zn and Mo Determination of Ores and

High Grade Materials Using AAS Following an Aqua Regia Digestion

The approved and most recent version of this document can be viewed on the SCC website at http://palcan.scc.ca/SpecsSearch/GLSearchForm.do Page 1 of 2

Standards Council of Canada Accredited Laboratory No. 579

AA61	Ag, Co, Cu, Ni, Pb and Zn - Determination of Base Metals Using AAS Following a Four Acid Digestion

AA62	Ag, Co, Cu, Mo, Ni, Pb and Zn - Determination of Ores and High Grade Materials Using AAS Following a Four Acid Digestion

Au/Ag-GRADetermination of Au and Ag by Lead Collection Fire

Assay and Gravimetric Finish

Au-AA	Determination of Au by Lead Collection Fire Assay and Atomic Absorption Spectrometry

ICP81Al, Co, Cu, Fe, Mg, Mn, Ni, Pb, S, and Zn by Sodium

Peroxide Fusion and ICP-AES

ME-ICP41Multi-Element (Ag, Al, As, B, Ba, Be, Bi, Ca, Cd, Co,
Cr, Cu, Fe, Ga, Hg, K, La, Mg, Mn, Mo, Na, Ni, P, Pb, S, Sb, Sc, Sr, Ti, Tl, U, V, W, Zn) Determination by Aqua Regia Digestion and ICP-AES.

ME-ICP61Multi-Element (Ag, Al, As, Ba, Be, Bi, Ca, Cd, Co, Cr,

Cu, Fe, Ga, K, La, Li, Mg, Mn, Mo, Na, Nb, Ni, P, Pb, Rb, S, Sb, Sc, Se, Si, Sn, Sr, Ta, Te, Ti, Tl, U, V, W, Y, Zn, Zr) Determination by 4-Acid Digestion and ICP-AES

OG46Ag, Cu, Pb and Zn Determination of Ores and High

Grade Material Using ICP-AES Following an Aqua Regia Digestionby

OG62Ag, Cu, Pb and Zn Determination of Ores and High

Grade Material Using ICP-AES Following a Four-Acid Digestionby

PGM-ICPDetermination of Au, Pt and Pd by Lead Collection Fire
Assay and ICP-AES

Notes:

CAN-P-1579 - Guidelines for the Accreditation of Mineral Analysis Testing Laboratories
CAN-P-4E (ISO/IEC 17025): General Requirements for the Competence of Testing and Calibration Laboratories (ISO/IEC 17025-2005)

P. Paladino, P. Eng., Director, Conformity Assessment
Date: 2009-08-31

Number of Scope Listings: 12 SCC 1003-15/722

Partner File #0

Partner: S

The approved and most recent version of this document can be viewed on the SCC website at http://palcan.scc.ca/SpecsSearch/GLSearchForm.do Page 2 of 2

Mineral Rights Agreement

This agreement is by and between Oregon Belle Holdings Inc. hereinafter referred to as "transferor" and Q Lotus, Inc. hereinafter referred to as "transferee."  Transferor agrees to transfer all "rights, title and interest" in the attached exhibit describing the asset(s) to transferee for real and valuable consideration.  Transferor represents he/she is the rightful holder of the assets to be transferred and further that said asset(s) are free of any liens, encumbrances or debts.  Transferor further represents to transferee the assets are not the subject of any lawsuits currently filed or anticipated to be filed in the future.

In exchange for the unencumbered transfer of all rights, title and interest in the described asset(s), transferee has agreed to a revenue sharing agreement with transferor to be derived from the use of the asset(s).  Said usage will include but not be limited to mining and extraction of minerals from subject properties and sale of said minerals.  Additionally, mineral extractions might be utilized as collateral for loans or might back securities offerings or be hypothecated in a variety of ways.

Transferor agrees to share with transferee, (in accordance with revenue sharing agreement), whatever monetary value received by transferor in conjunction with the asset(s) herein described after deduction of all expenses.  Transferor agrees to protect the value of the asset(s) being transferred and to utilize said asset(s) in a responsible manner to achieve maximum value to be shared by transferor and transferee.

Transferor and transferee agree to continue to work in cooperation with each other now and in the future to maximize asset value for their mutual benefit.

  /S/           Linda Hata                                                                             May 7, 2010

Linda Hata, President

  /S/  Marckensie Theresias                                                                                  May 10, 2010

Markensie Theresias

Letter Agreement

Reference is hereby made to the “revenue sharing agreement” recited in the Mineral Rights Agreement dated May 7, 2010 by and between Oregon Belle Holdings Inc. (“transferor”) and Q Lotus, Inc. (“transferee”) hereinafter referred to as “The Parties.”

The Parties hereby agree that the transferor shall be paid thirty percent (30%) of the Net Revenue (gross revenue less all related expenses.)

The transferred assets include the following BLM Claims:

Serial Number	Claim Name
ORMC 14005	Lucky Strike #3
ORMC 14006	Lucky Strike #4
ORMC 147 951	New Lucky Strike #1
ORMC 147 952	New Lucky Strike #2
ORMC 147 953	New Lucky Strike #5
ORMC 147 954	New Lindaglenn

Understood & Agreed To:

Oregon Belle Holdings Inc.

By:             /S/  Lind Hata                                                                       5/15/2010
Linda Hata, President                                                                                                Date

Q Lotus, Inc.

By:             /S/ Marckensie Theresias                                                                             6/7/2010
Marckensie Theresias                                                                                                Date